SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Alternative Asset Allocation VIP

The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the summary section of the fund’s prospectuses:

Portfolio Manager(s)

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Benjamin Pace, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2013.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectuses:

MANAGEMENT

Pankaj Bhatnagar, PhD, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

●	Joined Deutsche Asset & Wealth Management in 2000 with seven years of industry experience; previously, served in Quantitative Strategy roles at Nomura Securities, Credit Suisse and Salomon Brothers.

●	Portfolio Manager for the Quantitative Group: New York.

●	Degree in Civil Engineering from Indian Institute of Technology; MBA from Kent State University; PhD in Finance from University of North Carolina at Chapel Hill.

Benjamin Pace, Managing Director. Portfolio Manager of the fund. Joined the fund in 2013.

●
Joined Deutsche Asset & Wealth Management in 1994 after 11 years of industry experience. Prior to joining he served as a securities analyst and equity income fund manager for Princeton Bank and Trust. Before that he held portfolio management positions at Midlantic Bank and United Jersey Bank.

●
Chief Investment Officer and Head of Discretionary Portfolio Management for Wealth Management in the Americas, Member of the Wealth Management Global Investment Committee, Chair of the Americas Investment Committee and Member of the Wealth Management Americas Executive Committee and the Deutsche Asset & Wealth Management Americas Executive Committee: New York.

●	BA in Economics from Columbia University; MBA in Finance from New York University.

Darwei Kung, Director. Portfolio Manager of the fund. Joined the fund in 2013.

●	Joined Deutsche Asset & Wealth Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

●	Portfolio Manager: New York.

●	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Please Retain This Supplement for Future Reference

July 19, 2013
PROSTKR-284